Blackstone Mortgage Trust, Inc. October 25, 2016 Third Quarter 2016 Results Confidential Exhibit 99.2

Loan Originations Strong origination volume of $957 million in the quarter comprised entirely of floating rate senior mortgage loans with an average origination LTV of 64% Continued focus on large loans ($154 million average) and major markets (59% New York, 21% California) Earnings & Dividends GAAP earnings of $0.69 per share and Core Earnings(a) of $0.71 Book value of $26.61 per share up $2.03 from $24.58 post May 2013 re-IPO Dividend of $0.62 per share equates to an 8.4% dividend yield(b) Third Quarter 2016 Highlights Portfolio Composition Balance Sheet Interest Rates $9.4 billion portfolio(c) of 106 senior loans with an average origination LTV of 60% Loans collateralized by institutional quality commercial real estate in North America (81%) and Europe (19%) Added $207 million of credit facilities; extended $1.0 billion of maturities Debt-to-Equity ratio(d) of 2.2x; match funded long-term leverage Liquidity of $760 million(e); origination capacity of $3.0 billion(f) Information included in this presentation is as of or for the period ended September 30, 2016, unless otherwise indicated. See Appendix for a definition and reconciliation to GAAP net income Based on annualized dividend and BXMT closing price as of September 30, 2016 Includes $1.1 billion of Non-Consolidated Senior Interests, see Appendix for definition Ratio of (i) total debt outstanding, less cash to (ii) stockholders’ equity. Excludes structural leverage provided by loan participations sold and Non-Consolidated Senior Interests. Total liquidity includes $94 million of cash and $666 million of available borrowings Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $154 million of minimum liquidity requirements under applicable debt covenants 86% of the portfolio is floating rate Core Earnings are positively correlated to changes in USD LIBOR; a 1.0% increase would increase net interest income per share by $0.19 per annum

105%+ dividend coverage Earnings & Dividends GAAP net income of $0.69 per share and Core Earnings of $0.71 Book value per share $26.61, up $2.03 since 2013 re-IPO Core Earnings of $67 million were generated entirely by portfolio lending business In 3Q 2015, BXMT revised the basis of reporting for Core Earnings to be net of incentive fees. Core EPS numbers indicated in the chart for 3Q 2014, 4Q 2014 and 1Q 2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently. Includes $0.11 of transaction expenses related to GE acquisition Quarterly Dividends $0.28 $0.41 $0.43 $0.43 Core EPS $0.49 $0.50 $0.52 $0.38 $0.72 $0.68 $0.65 $0.67 (b) (a) $0.71

Loan Originations $957 million of total originations in the quarter, including $34 million of upsizes on existing loans Originations reflect BXMT’s major market, large loan focus and were predominantly collateralized by office properties (93% of total loan amount) Average all-in yield of L+4.48% and average Gross ROI(a) of L+12.8% on 3Q loan originations ($ in millions) Historic Originations 100% floating rate 100% senior loans 3 of 6 loans to repeat sponsors ü ü ü Average loan size of $154 million Average origination LTV(b) of 64% ü ü 3Q Originations See Appendix page 14 for a definition of Gross Return on Investment (“Gross ROI”) Reflects LTV as of the date loans were originated or acquired by BXMT $2,677 $957 3Q $859 2Q $861 1Q GE acquisition

States that comprise less than 1% of total loan portfolio ES 1% NL 1% DEU 3% UK 14% AZ 1% CO 1% HI 2% MD 1% NC 1% OR 1% DC 2% GA 4% VA 2% WA 2% IL 6% CAN 5% FL 10% TX 3% CA 17% NY 24% Portfolio Composition $9.4 billion portfolio comprising 106 senior loans secured by institutional quality properties in major markets Weighted average origination LTV(a) of 60% provides a 40% equity cushion against decreases in underlying real estate values Repayment of $865 million of MHC loans from single sponsor led to the reduction of MHC exposure from 12% to 3% Office Multifamily Hotel Condo Other Retail Manufactured Housing (MHC) 3% Geographic Diversification (Principal Balance, % of Total) Collateral Diversification (Principal Balance, % of Total) Loan to Value(a) BXMT Loans Sponsor Equity 60% 100% Average LTV Reflects LTV as of the date loans were originated or acquired by BXMT (b) Origination LTV(a) (Principal Balance, Weighted Average) 60%

Balance Sheet

- Added $207 million of credit facilities taking total financing capacity to $9.8 billion with eight credit providers[a]; extended maturities of $1.0 billion
- Long-term, efficient financing with an all-in cost of L+2.03%
- Liquidity of $760 million: $94 million cash, $591 million revolving credit facility availability and $75 million swingline revolver availability

($ in billions)

Leverage

Credit Facilities	All-in cost of L+2.01%	$3.0
Asset-Specific Financings	All-in cost of L+2.04%	$2.2
Corporate Debt	Convertible Notes: 5.87% Secured Facility: L+2.75%	$0.2
Total Debt		**$5.5**
Senior Loan Interests[b]	Pricing directly related to underlying collateral assets	$1.5
Total Leverage		**$7.0**

2.2x Debt-to-Equity Ratio[c]

2.7x Total Leverage[d]

Financing Capacity



$1.9
$4.4
$10.0
$9.8
2013
2014
2015
3Q'16
Credit Facilities
Asset-Specific Financing
Senior Loan Interests

(a) There are seven additional non-recourse credit providers and holders of senior interests
(b) In addition to $411 million of loan participations sold, includes $1.1 billion of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT's net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT's balance sheet.
(c) Ratio of (i) total debt outstanding, less cash to (ii) stockholders' equity. Excludes structural leverage provided by loan participations sold and Non-Consolidated Senior Interests.
(d) Ratio of (i) total debt outstanding, loan participations sold, and Non-Consolidated Senior Interests, less cash to (ii) stockholders' equity

Blackstone Mortgage Trust 5

Interest Rates Core Earnings are positively correlated to changes in USD and GBP LIBOR, the benchmark indices for 83% of BXMT’s total loan exposure and related secured financings(a) A 1.0% increase in USD LIBOR would increase net interest income per share by $0.19 per annum Core Earnings are inversely correlated to EURIBOR and CDOR such that an increase of 50bps in either would decrease net interest income per share by $0.01 per year As of September 30, 2016, $277 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.13%, based on loan principal balance Portfolio Income Sensitivity to USD LIBOR (Annual Dollars of Net Interest Income Per Share) Portfolio Fixed vs. Floating (% of Principal Balance) Floating(b) Fixed Increasing USD LIBOR – Increasing Income Net Interest Income Per Share USD LIBOR

Appendix

Appendix - Operating Results & Net Funding $0.71 Core Earnings Per Share $695 million Net Repayments Net Funding ($ in Billions) Operating Results ($ in Millions) $865 million four MHC loans from a single sponsor GAAP Net Income Adjustments Core Earnings Interest Income 128.2 $ (0.9) $ 127.3 $ Interest Expense (45.4) 0.4 (45.0) Management and Incentive Fees (13.7) — (13.7) G&A / Other (1.3) (0.4) (1.7) Non-Cash Compensation (4.9) 4.9 — CT Legacy Portfolio, net 1.8 (1.8) — Total 64.8 $ 2.2 $ 66.9 $

Loan Portfolio Details

($ in Millions)

	Loan Type	Origination Date[a]	Total Loan[b]	Principal Balance[b]	Net Book Value	Cash Coupon	All-In Yield	Maximum Maturity[c]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[a]
Loan 1	Senior loan[b]	8/6/2015	$ 479	$ 479	$ 86	4.48%	5.92%	10/29/2022	Diversified - EUR	Other	n/a	71%
Loan 2	Senior loan[b]	5/15/2015	590	470	79	L+4.25%	L+4.80%	5/15/2020	Miami	Retail	595 / sqft	36%
Loan 3	Senior loan	5/22/2014	441	441	437	L+4.20%	L+4.48%	12/31/2019	Diversified - UK	Hotel	119,391 / key	59%
Loan 4	Senior loan	5/1/2015	320	295	293	L+3.45%	L+3.83%	5/1/2020	New York	Office	374 / sqft	68%
Loan 5	Senior loan[b]	6/30/2015	305	287	57	L+4.75%	L+5.16%	7/9/2020	San Francisco	Condo	908 / sqft	66%
Loan 6	Senior loan	1/7/2015	315	280	279	L+3.50%	L+3.88%	1/9/2020	New York	Office	242 / sqft	53%
Loan 7	Senior loan	6/4/2015	244	244	247	5.54% [d]	5.48% [d]	2/19/2019	Diversified - CAN	Hotel	31,972 / key	54%
Loan 8	Senior loan	6/23/2015	224	211	210	L+3.65%	L+3.77%	10/1/2020	Washington DC	Office	237 / sqft	72%
Loan 9	Senior loan	6/23/2015	207	207	207	5.38%	5.41%	1/18/2017	Diversified - GER	Retail	62 / sqft	53%
Loan 10	Senior loan	8/19/2016	200	188	187	L+3.64%	L+4.10%	9/9/2021	New York	Office	558 / sqft	69%
Loan 11	Senior loan	7/31/2014	215	186	186	L+3.50%	L+3.57%	8/9/2019	Chicago	Office	249 / sqft	65%
Loan 12	Senior loan	8/3/2016	276	181	178	L+4.66%	L+5.17%	8/9/2021	New York	Office	249 / sqft	57%
Loan 13	Senior loan	4/15/2016	200	177	175	L+4.25%	L+4.86%	5/9/2021	New York	Office	163 / sqft	40%
Loan 14	Senior loan	8/17/2016	187	169	167	L+3.75%	L+4.13%	9/9/2021	San Francisco	Office	488 / sqft	65%
Loan 15	Senior loan	2/25/2014	166	166	166	L+4.60%	L+5.13%	3/9/2019	Diversified - US	Hotel	87,231 / key	49%
Loan 16-106	Various	Various	6,130	5,457	5,394	4.67%	5.06% [d]	Various	Various	Various	Various	62%
Total/Wtd. Avg.			**$ 10,499**	**$ 9,438**	**$ 8,348**	**4.66%**	**5.09%**	**3.3 years**				**60%**

(a) Date loan was originated or acquired by BXMT, and the LTV as of such date
(b) In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of September 30, 2016, four loans in the portfolio have been financed with an aggregate $1.1 billion of Non-Consolidated Senior Interests, which are included in the table above.
(c) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d) Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.

Blackstone Mortgage Trust 9

Consolidated Balance Sheets ($ in Thousands, Except per Share Data) TO BE UPDATED

Consolidated Statements of Operations ($ in Thousands, Except per Share Data)

Per Share Calculations (Amounts in Thousands, Except per Share Data) Core Earnings Reconciliation Book Value per Share Earnings per Share Represents net income attributable to Blackstone Mortgage Trust Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans Does not Include NCSI à Three Months Ended September 30, 2016 June 30, 2016 Net income (a) 64,794 $ 63,081 $ CT Legacy Portfolio net (income) loss (1,805) (3,825) Non-cash compensation expense 4,949 4,836 GE purchase discount accretion adjustment (b) (929) (1,247) Other items (65) 278 Core Earnings 66,944 $ 63,123 $ Weighted-average shares outstanding, basic and diluted 94,072 94,064 Core Earnings per share, basic and diluted 0.71 $ 0.67 $ September 30, 2016 June 30, 2016 Stockholders’ equity 2,503,694 $ 2,496,417 $ Shares Class A common stock 93,913 93,913 Deferred stock units 162 155 Total outstanding 94,075 94,068 Book value per share 26.61 $ 26.54 $ Three Months Ended September 30, 2016 June 30, 2016 Net income (a) 64,794 $ 63,081 $ Weighted-average shares outstanding, basic and diluted 94,072 94,064 Earnings per share, basic and diluted 0.69 $ 0.67 $

Reconciliation of Net Income to Core Earnings(a) In 3Q 2015, BXMT revised the basis of reporting for Core Earnings to be net of incentive fees. Core EPS numbers indicated in the chart for 3Q 2014, 4Q 2014 and 1Q 2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently. Represents net income attributable to Blackstone Mortgage Trust Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans (Amounts in Thousands, Except per Share Data) Does not Include NCSI à Three Months Ended Sep 30, 2013 Dec 31, 2013 Mar 31, 2014 Jun 30, 2014 Sep 30, 2014 Dec 31, 2014 Mar 31, 2015 Jun 30, 2015 Sep 30, 2015 Dec 31, 2015 Mar 31, 2016 Jun 30, 2016 Sep 30, 2016 Net income (b) 8,320 $ 7,079 $ 13,065 $ 33,466 $ 22,024 $ 21,490 $ 35,393 $ 29,284 $ 66,888 $ 65,264 $ 57,047 $ 63,081 $ 64,794 $ CT Legacy Portfolio net (income) loss (437) 3,670 970 (15,508) (134) 4,833 (8,400) (1,857) (401) (3,408) 183 (3,825) (1,805) Non-cash compensation expense 94 1,158 1,834 2,382 1,619 2,528 3,297 3,396 3,188 3,460 4,687 4,836 4,949 GE purchase discount accretion adjustment (c) - - - - - - - (459) (2,008) (1,542) (1,166) (1,247) (929) Other items - 107 423 162 404 408 342 416 (119) 310 418 278 (65) Core Earnings 7,977 $ 12,014 $ 16,292 $ 20,502 $ 23,913 $ 29,259 $ 30,632 $ 30,780 $ 67,548 $ 64,084 $ 61,169 $ 63,123 $ 66,944 $ Weighted-average shares outstanding, basic and diluted 28,895 29,364 37,967 47,978 49,211 58,190 58,576 80,941 93,358 93,574 94,068 94,064 94,072 Net income per share, basic and diluted 0.29 $ 0.24 $ 0.34 $ 0.70 $ 0.45 $ 0.37 $ 0.60 $ 0.36 $ 0.72 $ 0.70 $ 0.61 $ 0.67 $ 0.69 $ Core Earnings per share, basic and diluted 0.28 $ 0.41 $ 0.43 $ 0.43 $ 0.49 $ 0.50 $ 0.52 $ 0.38 $ 0.72 $ 0.68 $ 0.65 $ 0.67 $ 0.71 $

Definitions Core Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Core Earnings, a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”) in this presentation. Core Earnings is an adjusted measure that helps BXMT evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. Although according to its management agreement BXMT calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, beginning with the third quarter of 2015, BXMT will report Core Earnings after incentive fees expense, as BXMT believes this is a more meaningful presentation of the economic performance of its class A common stock. Core Earnings is defined as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to the CT Legacy Portfolio, (ii) non-cash equity compensation expense, (iii) depreciation and amortization, (iv) unrealized gains (losses), and (v) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of BXMT’s GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies. Weighted average gross return on investment (“Gross ROI”): Investment return based on each asset’s all-in yield, assuming no early repayments or defaults and the all-in cost of related asset-level secured debt, assuming maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed. Gross ROI excludes the impact of un-deployed capital and liquidity, the impact of the corporate-level revolving credit agreement and convertible notes, and management fees and other corporate-level expenses. Gross ROI is presented solely for informational purposes and is not representative of net income recognized in prior or future periods. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations constitute additional financing capacity and are included in discussions of the loan portfolio.

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone Mortgage Trust’s (“BXMT”) current views with respect to, among other things, BXMT’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.